Exhibit 99.1
AMENDED TEXT OF HUDSON CITY BANCORP, INC. BYLAWS
ARTICLE III
CAPITAL STOCK
     Section 1. Certificates of Stock. The shares of the Corporation’s stock may be certificated or uncertificated, as provided under the Delaware General Corporation Law. Any certificates representing shares of stock shall be in such form as shall be determined by the Board. Each certificate shall state that the Corporation will furnish to any shareholder upon request and without charge a statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class or series of stock and the qualifications or restrictions of such preferences and/or rights, or shall set forth such statement on the certificate itself. The certificates shall be numbered in the order of their issue and entered in the books of the Corporation or its transfer agent or agents as they are issued. Each certificate shall state the registered holder’s name and the number and class of shares and shall be signed by the Chairman or the President and the Secretary or any Assistant Secretary, and may, but need not, bear the seal of the Corporation or a facsimile thereof. Any or all of the signatures on the certificates may be facsimiles. In case any officer or officers who shall have signed any such certificate shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate shall have been delivered by the Corporation, such certificate may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.
     Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to the Delaware General Corporation Law or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     Section 2. Transfer Agent and Registrar. The Board shall have the power to appoint one or more Transfer Agents and Registrars and may require that all stock certificates, certificates representing any rights or options, and any written notices or statements relative to uncertificated stock be countersigned and registered by one or more of such Transfer Agents and Registrars.
     Section 3. Registration and Transfer of Shares. Subject to the provisions of the Certificate of Incorporation of the Corporation, the name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him or her, the numbers of the certificates, if certificated, covering such shares and the dates of issue of such certificates. Subject to the provisions of the Certificate of Incorporation of the Corporation, the shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, with such guarantee or proof of the authenticity of the signature as the Corporation or its agents may reasonably require and with proper evidence of payment of any applicable transfer taxes. Subject to the provisions of the Certificate of Incorporation of the Corporation, a record shall be made of each transfer.
     Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.
     Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue, or cause to be issued, (i) a new certificate or certificates of stock or (ii) uncertificated shares in place of any certificate or certificates theretofore issued by it alleged to have been lost, stolen or destroyed upon evidence satisfactory to the Corporation of the loss, theft or destruction of the certificate and, in the case of mutilation, the surrender of the mutilated certificate. The Corporation may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his or her legal representatives, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, destruction or mutilation of any such certificate and the issuance of such new certificate, or may refer such owner to such remedy or remedies as he or she may have under the laws of the State of Delaware.
     Section 5. Holder of Record. Subject to the provisions of the Certificate of Incorporation of the Corporation, the Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.